Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Class A Common Stock, $0.0001 par value per share, of ATI Physical Therapy, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 17th day of December 2024.

ADVENT INTERNATIONAL L.P.,
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

WILCO ACQUISITION, LP
By: WILCO GP, INC., GENERAL PARTNER

/s/ John Maldonado
Name: John Maldonado
Title: President

WILCO GP, INC.

/s/ John Maldonado
Title: President

ADVENT INTERNATIONAL GPE VII LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-B LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-C LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-D LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-F LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-G LIMITED PARTNERSHIP
By: GPE VII GP S.A.R.L., GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VII, LLC, MANAGER and

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT INTERNATIONAL GPE VII-A LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-E LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-H LIMITED PARTNERSHIP

By: GPE VII GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT PARTNERS GPE VII 2014 LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII 2014 CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A 2014 LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A 2014 CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—B CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

GPE VII ATI CO-INVESTMENT (DELAWARE) LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER

By: ADVENT INTERNATIONAL L.P., MANAGER

By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

GPE VII GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE VII, LLC,
MANAGER and

/s/ Justin Nuccio
Name: Justin Nuccio
Title: Manager

By: ADVENT INTERNATIONAL L.P., MANAGER

By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

GPE VII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance

ADVENT INTERNATIONAL GPE VII, LLC

By: ADVENT INTERNATIONAL L.P., MANAGER
By: ADVENT INTERNATIONAL GP, LLC, GENERAL PARTNER

/s/ Neil Crawford
Name: Neil Crawford
Title: Vice President of Finance